THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
         ACT OF 1933, NOR HAVE THEY BEEN REGISTERED UNDER THE SECURITIES ("BLUE SKY") LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND UNDER THE APPLICABLE STATE SECURITIES ("BLUE SKY") LAWS OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND LAWS IS ESTABLISHED TO THE SATISFACTION OF THE CORPORATION, WHICH MAY NECESSITATE A WRITTEN OPINION OF SELLER'S COUNSEL SATISFACTORY TO CORPORATION COUNSEL.

                                     WARRANT

                FOR THE PURCHASE OF 30,000 SHARES OF COMMON STOCK

                                       OF

                             DIGITAL RECORDERS, INC.
                         (A NORTH CAROLINA CORPORATION)

         THIS CERTIFIES THAT, for value received, Robinson Turney International, Inc., as registered owner (the "Owner") of this Warrant, is entitled, subject to the terms and conditions and at the times set forth or incorporated herein, to subscribe for, purchase and receive 30,000 fully paid and nonassessable shares of common stock, $.10 par value (the "Shares") of Digital Recorders, Inc., a North Carolina corporation (the "Corporation"), at the price of $6.50 per Share (the "Exercise Price"), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for the Shares to be purchased to the Corporation at the principal office of the Corporation as more fully set forth below and as described in the Statement of Rights of Warrantholder, a copy of which is attached as Annex I hereto and by this reference made a part hereof; provided, however, that upon the occurrence of any of the events specified in said Statement of Rights of Warrantholder, the rights granted by this Warrant shall be adjusted as specified in the Statement of Rights of Warrantholder. If the subscription rights represented hereby shall not be exercised at or before the times specified in the Statement of Rights of Warrantholder, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         Subject to the terms and conditions set forth or incorporated herein, this Warrant may be exercised in whole or in part by the delivery to and receipt by the Corporation of (i) a written notice of election to exercise, in the form hereinafter provided, specifying the number of Shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or cashier's check payable to the order of the Corporation; and (iii) by return of this Warrant for endorsement of exercise by the Corporation on Schedule I hereof.

         In no event shall this Warrant (or the Shares issuable upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.


                                       DIGITAL RECORDERS, INC.



                                       By:
                                           J. Phillips L. Johnston, President
                                           and authorized signatory by action of
                                           the Board of Directors
(S E A L)

                                       By:
                                           Secretary

Form to be used to exercise Warrant:



                                  EXERCISE FORM

         The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _________ shares of Common Stock of Digital Recorders, Inc., called for hereby, and encloses a cashier's check payable to the order of "Digital Recorders, Inc." in the amount of $_____________ in payment of the purchase price of $______________ (at the rate of $6.50 per share) for the Shares which I have elected to purchase pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

Dated:               ,

                                          Signature:

                                          Signature Guaranteed:


                     INSTRUCTIONS FOR REGISTRATION OF SHARES

Name
                            (Print in Block Letters)

Address

NOTICE: The signature to the form to exercise must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                   SCHEDULE I

            TO WARRANT ISSUED TO ROBINSON TURNEY INTERNATIONAL, INC.
                                ON APRIL 19, 1996
                FOR THE PURCHASE OF 30,000 SHARES OF COMMON STOCK
                           OF DIGITAL RECORDERS, INC.


                                  Unexercised     Unvested      Issuing
        Shares         Payment   Vested Shares     Shares       Officer
Date   Purchased      Received     Remaining      Remaining    Initials

                               ANNEX I TO WARRANT
                             DIGITAL RECORDERS, INC.

                      STATEMENT OF RIGHTS OF WARRANTHOLDER

         1. Vesting and Exercise of Warrant. Subject to the vesting requirements set forth in paragraph 1(a) below, the Owner may exercise this Warrant to purchase the Shares, in whole or in part, at any time and from time to time on or prior to April 19, 2006. For the purposes of any computation under this Annex I, the "market price" at any date shall be the closing sale price of the Corporation's Common Stock on such date. If the principal trading market for such securities is an exchange, the closing sale price shall be the reported last sale price on such exchange. If trading of such Common Stock is listed on any consolidated tape, the closing sale price shall be the reported last sale price set forth on such consolidated tape. If the principal trading market for such securities is the over-the-counter market, the closing sale price shall be the closing bid price on such date as set forth by The Nasdaq Stock Market, Inc., or, if the security is not quoted on such market, the closing bid price as set forth in the National Quotation Bureau sheet or the Electronic Bulletin Board System for such day. Notwithstanding the foregoing, if there is no reported last sale price or closing bid price, as the case may be, on a date prior to the event requiring a calculation hereunder, then the market price shall be determined as of the latest date prior to such day for which such last sale price or closing bid price is available.
                  (a) The Owner's right to purchase the Shares shall be contingent upon the market price of the Shares exceeding, for any period of ninety (90) consecutive calendar days, the following prices, for each block of shares:

                           First 10,000 Share Block                    $    6.50
                           Next 6,000 Share Block                      $    9.50
                           Next 6,000 Share Block                      $   11.00
                           Final 8,000 Share Block                     $   14.00

                  (b) It shall not be necessary that the market price of the Shares exceed the specified amount at the time of exercise of this Warrant, provided the requirement of paragraph (a) has been satisfied at any time prior to such exercise.
                  (c) The period within which the right to purchase Shares may be exercised shall commence on the date upon which the right to purchase such Shares became vested and shall end on April 19, 2006 (an "Exercise Period"). If the rights represented hereby shall not be exercised at or before the expiration of the Exercise Period, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire with respect to Shares not purchased at or before such expiration.
                  (a) Notwithstanding the foregoing provisions of this Section 1, if the Services Agreement, dated April 19, 1996, by and between the Corporation and the Owner, as amended (the "Agreement"), is terminated by the Corporation pursuant to Section 7(a) of the Agreement, or by the Owner pursuant to Section 7(b) or (c) of the Agreement, at any time during the period beginning three months after the effective date of the Agreement and ending three years after such effective date, the vesting of all remaining unvested portions of this Warrant shall be accelerated, and this Warrant shall be and become exercisable in full from and after the date of such termination, at any time and from time to time, during the remainder of the Exercise Period. Further, if the Agreement is terminated at any time by the Owner pursuant to Section 7(a) of the Agreement, or by the Corporation pursuant to Section 7(b) or (c) of the Agreement, this Warrant shall be exercisable by the Owner, to the extent vested on the date of such termination, at any time and from time to time, during the remainder of the Exercise Period, and all unvested portions of this Warrant on such date of termination shall terminate.

         2.       Exercise Procedures.

                  (b) In case the Owner shall desire to exercise the purchase rights evidenced by this Warrant, the Owner shall present to the Corporation at the principal office of the Corporation at 4900 Prospectus Drive, Suite 1000, Durham, North Carolina 27713, attention of the President (i) a written notice of election to exercise, in the form hereinbefore provided, duly executed by the Owner hereof specifying the number of Shares to be purchased; (ii) payment of the full purchase price for the Shares to be purchased by certified funds, cashier's check or other form of payment acceptable to the Corporation; and (iii) this Warrant for endorsement of exer cise by the Corporation. This Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period. In case of the exercise hereof in part only, the Corporation will endorse Schedule I hereto and redeliver, within five business days, this Warrant to the Owner evidencing the rights to purchase, subject to the terms and conditions hereof, the number of Shares as to which this Warrant has not been exercised.

                           The Shares purchased upon exercise of this Warrant shall be deemed issued to the Owner hereof or its designee as the record owner of such Shares as of the close of business on the date on which the requirements set forth in the first sentence of this paragraph (a) shall have been satisfied. Certificates for the Shares purchased shall be delivered to the Owner hereof within a reasonable time, not exceeding five business days, after this Warrant has been exercised. The certificates so delivered shall be in such denominations as may be requested by the Owner hereof and shall be registered in the name of the Owner or such other name as shall be designated by the Owner. The Corporation shall pay all transfer taxes and other expenses payable in connection with the preparation, execution and delivery of stock certificates, except that, in case such stock certificates shall be registered in a name other than the Owner, funds sufficient to pay stock transfer taxes, if any, payable in connection with the execution and delivery of such certificates shall be paid by the Owner.

                           Unless the Corporation receives an opinion from counsel satisfactory to it that such a legend is not required in order to assure compliance with the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws, each certificate for Shares issued hereunder shall bear a legend reading substantially as follows:

                                    THESE SECURITIES HAVE NOT BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, NOR HAVE THEY BEEN REGISTERED UNDER THE SECURITIES ("BLUE SKY") LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND

                  UNDER THE APPLICABLE STATE SECURITIES ("BLUE SKY") LAWS OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND LAWS IS ESTABLISHED TO THE SATISFACTION OF THE CORPORATION, WHICH MAY NECESSITATE A WRITTEN OPINION OF SELLER'S COUNSEL SATISFACTORY TO CORPORATION COUNSEL.


                  (b) The exercise price (the "Exercise Price") per Share issuable upon the exercise of this Warrant shall be $6.50, subject to adjustment as provided in Section 4.

         3.       Disposition of Shares.

                  No disposition of the Shares shall be made unless and until:

                  (a) The Corporation has received an opinion from counsel for the Owner of said securities stating that no registration under the 1933 Act or any state securities law is required with respect to such disposition; or

                  (b) A registration statement or post-effective amendment to a registration statement under the 1933 Act has been filed by the Corporation and made effective by the Securities and Exchange Commission covering such proposed disposition and the securities have been registered under the appropriate state securities laws or an exemption from registration is available.

         4.       Share Dividends, Reclassification, Reorganization Provisions.

                  (a) If, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall issue any of its shares of Common Stock as a share dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such cases, the Exercise Price per Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Shares at the time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, if the

         Corporation shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the Exercise Price per Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Corporation shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  (b) If, prior to the expiration of this Warrant by exercise or by its terms, the Corporation shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value, or the Corporation or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" used above in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the Owner of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions and during the time specified in this Warrant, in lieu of the Shares purchasable upon the exercise of this Warrant (whether or not vested at the time of such recapitalization, consolidation, merger or sale) such shares, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of Shares purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place, and, in any such event, the rights of the Owner of this Warrant to an adjustment in the number of Shares purchasable upon the exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities, or assets which the Owner of this Warrant becomes entitled to purchase. Upon the occurrence of any of the events specified in this paragraph (b), this Warrant (regardless of whether it has vested pursuant to the provisions of Section 1 hereof) shall be and become fully vested and may be exercised at any time and from time to time during the Exercise Period.

                  (c) If: (i) the Corporation shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the Common Stock (including cash), pursuant to, without limitation, any spin-off, split-off, or distribution of the Corporation's assets; or (ii) the Corporation shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or (iii) in the event of any classification, reclassification, or other reorganization of the shares which the Corporation is authorized to issue, consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporation; or (iv) in the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall mail to the Owner of this Warrant, at least thirty
         (30) days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights (the "Record Date"), and the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be, will be effected. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of shares of Common Stock of record shall be entitled to participate in such dividend, distribution, or rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up, as the case may be. As of the date that is three business days prior to the Record Date, this Warrant (regardless of whether it has vested pursuant to the provisions of Section 1 hereof) shall be and become fully vested and may be exercised at any time and from time to time during the Exercise Period.

                  (d) If the Corporation, at any time while this Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, dissolve, liquidate, or wind up its affairs, the Owner of this Warrant may thereafter receive upon exercise hereof, in lieu of each Share which he would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Corporation.

                  (e) The Corporation will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Owner in order to protect the exercise privilege of the Owner against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         5.       Registration Rights.

                  (a) As promptly as practicable after the date of this Warrant (and in no event later than the date preceding the date on which any portion of this Warrant first becomes exercisable by the Owner), the Corporation shall prepare and file with the Commission a Registration Statement on Form S-8 or Form S-3 covering the issuance of the Shares by the Corporation to the Owner pursuant to exercise of the Warrant. The Corporation shall keep such registration statement, and the related registrations and qualifications contemplated by this Section 5, effective until the earlier of (i) the date on which the Owner shall have exercised this Warrant in full or (ii) the expiration of the Exercise Period.

                  (b) Notwithstanding the provisions of paragraph (a) of this
         Section 5, in the event that neither Form S-8 nor Form S-3 is available for such purpose, as promptly as practicable after this Warrant first becomes exercisable by the Owner, the Corporation shall prepare and file with the Commission a sufficient shelf registration statement, on the applicable form, to permit the public offering and sale of the Shares by the Owner through the facilities of all appropriate securities exchanges and the over-the-counter market in accordance with the 1933 Act, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become effective as promptly as practicable; provided, however, that the Corporation shall only be obligated to file and obtain effectiveness of one such registration statement for the benefit of the Owner for which all expenses incurred in connection with such registration (other than the fees and disbursements of counsel for the Owner and underwriting discounts, if any, payable in respect of the Shares sold by the Owner) shall be borne by the Corporation. The method of distribution of the Shares pursuant to such registration shall be determined by the Owner in his discretion, and the description of the plan of distribution set forth in the registration statement shall contemplate such methods of distribution as the Owner may request, including both underwritten and non-underwritten offerings or sales.

                  (c) If, at any time, the Corporation shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "Commission") while Shares are available for purchase upon exercise of this Warrant or while any Shares (which have not been registered) are outstanding and held by the Owner, the Corporation shall give the Owner at least 30 days prior written notice of the filing of such registration statement. If requested by the Owner in writing within 20 days after receipt of any such notice, the Corporation shall, at the Corporation's sole expense (other than the fees and disbursements of counsel for the Owner and the underwriting discounts, if any, payable in respect of the Shares sold by the Owner), register or qualify the Shares concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Corporation in writing that, in its opinion, the distribution of all or a portion of the Shares requested to be included in the registration concurrently with the securities being registered by the Corporation would materially adversely affect the distribution of such securities by the Corporation for its own account, then the Owner shall delay the offering and sale of such Shares (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 90 days, as the managing underwriter shall request, provided that no such delay shall be required as to any Shares if any securities of the Corporation are included in such registration statement for the account of any person other than the Corporation and the Owner, unless the securities included in such registration statement for such other person shall have been reduced pro rata to the reduction of the Shares which were requested to be included in such registration.

                  (d) In connection with the registration of the Shares pursuant to paragraph (b) of this Section 5, the Corporation shall (1) deliver to the Owner and to the managing underwriter, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, and as many copies of the prospectus or prospectuses (including preliminary prospectuses) and any amendment or supplement thereto as the Owner or the managing underwriter amy reasonably request (and the Corporation consents to the use of such prospectuses and any amendments or supplements in connection with the offer and sale of the Shares covered thereby); (2) enter into such agreements and take all actions as shall be reasonably necessary in order to expedite or facilitate the disposition of the Shares, including without limitation the execution and delivery of a reasonable and customary underwriting agreement on such terms and conditions as are approved by the Corporation, which approval will not be unreasonably withheld; and (3) take such actions and make such disclosures and filings as may be necessary to cause the registration statement and related prospectuses not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) In connection with the registration of the Shares pursuant to paragraph (b) of this Section 5, the Corporation shall indemnify and hold harmless the Owner to the extent that issuers typically indemnify and hold harmless underwriters in connection with public offerings under the 1933 Act; and the Owner shall indemnify and hold harmless the Corporation to the extent that selling shareholders typically indemnify and hold harmless issuers of securities in connection with pubic offerings under the 1933 Act with respect to the written information provided by the Owner for use by the Corporation in the preparation of the registration statement.

                  (f) In connection with a registration pursuant to the provisions of this paragraph 5, the Corporation shall use its best efforts to cause the Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Owner may reasonably request; provided, however, that the Corporation shall not be required to qualify to do business in any state by reason of this paragraph 5(f) in which it is not otherwise required to qualify to do business.

                  (g) Prior to the period this Warrant becomes exercisable by the Owner, the Corporation shall, as promptly as practicable, prepare and file a listing of additional shares application with The Nasdaq Stock Market, Inc. which covers the Shares.

                  (h) The Corporation shall keep effective any registration or qualification contemplated by paragraph (b) of this Section 5 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Owner to complete the offer and sale of the Shares covered thereby; provided, however, the Corporation shall in no event be required to keep any such registration or qualification in effect beyond the date, if any, on which all Shares covered thereby have become freely tradeable by the Owner pursuant to Rule 144 under the 1933 Act (or otherwise) without registration, unless the Corporation is required to keep any such registration or qualification in effect with respect to securities other than the Shares beyond such period, in which event the Corporation shall keep such registration or qualification in effect as it relates to the Shares for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Corporation will, at all times, reserve and keep available out of its authorized shares, solely for issuance upon the exercise of this Warrant, such number of shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant. All Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         7. Assignment. This Warrant may not be sold, assigned, hypothecated or transferred, other than by will or pursuant to the laws of descent and distribution or by operation of law.

         8. Loss, Theft, Destruction or Mutilation. Upon receipt by the Corporation of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction, or mutilation of this Warrant, the Corporation will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Warrantholder Not a Shareholder. The Owner of this Warrant, as such, shall not by reason of this Warrant be entitled to any rights or subject to any liabilities whatsoever of a shareholder of the Corporation.

         10. Taxes. The Corporation will pay all taxes in respect of the issue of this Warrant or the Shares issuable upon exercise hereof.

         11. Construction. This Warrant shall be construed in accordance with the laws of the State of North Carolina, without giving effect to conflict of laws.

         12. Mailing of Notice. All notices and other communications from the Corporation to the Owner of this Warrant or from the Owner to the Corporation shall be mailed by first class, certified mail, postage prepaid, or by confirmed telecopy, to the address or telecopy number theretofore furnished in writing by the recipient of such notice to the party giving such notice.


                                      DIGITAL RECORDERS, INC.



                                       By:
                                           J. Phillips L. Johnston, President
                                           and authorized signatory by action of
                                           the Board of Directors
(S E A L)